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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.   20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 28, 1998
                                                 ------------------------------

                   Richman Gordman 1/2 Price Stores, Inc.
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           (Exact name of registrant as specified in its charter)


     Delaware                         0-24328                     47-0771211
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(State or other jurisdiction      (Commission File              (IRS Employer
    of incorporation)                 Number)                 Identification No)


               12100 West Center Road, Omaha, Nebraska  68144
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                  (Address of principal executive offices)


Registrant's telephone number, including area code:

                               (402) 691-4000
               -----------------------------------------------

                               Not Applicable
               -----------------------------------------------
       (Former name or former address, if changed since last report.)





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                       Exhibit Index Appears on Page 5




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                  INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     Paragraph 6 of the Richman Gordman 1/2 Price Stores, Inc. (the "Registrant") Certificate of Incorporation (the "Certificate") provides that the shares of the Registrant's Series B Option Common Stock (the "Series B Stock") shall be subject to an option (the "Option") to purchase such shares exercisable first by the Registrant, and to the extent not exercised by the Registrant, by the designee of A. D. Gordman. The Option is exercisable with respect to those holders of shares of the Series B Option Common Stock (the "Option Record Holders") as of the first business day following payment into escrow of the final Cumulative Minimum Payment (as that term is defined in the Certificate) (the "Valuation Date"). On July 15, 1998, the Registrant paid into escrow the balance of the Cumulative Minimum Payment, and accordingly, the Valuation Date is July 16, 1998.

     The Certificate further provides that the exercise price for the Option shall be the value of the Series B Option Common Stock determined by an independent appraisal as of the Valuation Date, less any payment of Excess Cash Balance (as defined in the Certificate). There is no Excess Cash Balance which would serve to reduce the Option exercise price. The Registrant hired the firm of Murray Devine & Co. (the "Appraiser") to perform the appraisal of the Series B Option Common Stock. The Appraiser delivered its report regarding the value of the Series B Option Common Stock to the Registrant on September 30, 1998 (the "Valuation Delivery Date"). In its report, the Appraiser determined the value of each share of the Series B Option Common Stock on the Valuation Date to be $0.076.

     On October 28, 1998, the Registrant mailed to the Option Record Holders its Notice of Exercise of Option, dated October 26, 1998 (the "Notice"). A copy of the Notice is attached hereto as EXHIBIT 99 (i). In the Notice, the Registrant indicated its intention to exercise the Option in its entirety with respect to all issued and outstanding shares of the Series B Stock. The Registrant has instructed its transfer agent to stop all transfers of the Series B Stock from and after October 28, 1998, pending the Registrant's
exercise of the Option.   To complete the exercise of the Option, the
Certificate provides that the Registrant must mail the full exercise price to the Option Record Holders before January 28, 1999. If the Registrant fails to mail the exercise price to the Option Record Holders within the specified time period, then the designee of A. D. Gordman shall have the right to exercise the Option, subject to the terms of the Certificate. In the event that both the Registrant and the designee of A.D. Gordman fail to complete the exercise of the Option in accordance with the terms of the Certificate, the Registrant will remove the stop transfer instruction with respect to the Series B Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

         Not applicable.




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     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         99(i) Notice of Exercise of Option, dated October 26, 1998

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Richman Gordman 1/2 Price Stores, Inc.



Date: October 30, 1998                  By: /s/ Jeffrey J. Gordman
     ------------------                    ---------------------------------
                                           Jeffrey J. Gordman,
                                           President and Chief Executive Officer




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                                EXHIBIT INDEX




Exhibit            Description                                   Page
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
(99)(i)            Notice of Exercise of Option
                   Dated October 26, 1998                         6



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